UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07080

Name of Fund: BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

     Michigan Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2014

Date of reporting period: 01/31/2014

Item 1 – Report to Stockholders

JANUARY 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Dear Shareholder

One year ago, US financial markets were improving despite a sluggish global economy, as loose monetary policy beckoned investors to take on more risk in their portfolios. Slow but positive growth in the US was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus programs. International markets were not as fruitful in the earlier part of the year given uneven growth rates and more direct exposure to macro risks such as the resurgence of political instability in Italy, the banking crisis in Cyprus and a generally poor outlook for European economies. Additionally, emerging markets significantly lagged the rest of the world due to slowing growth and structural imbalances.

Global financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes after the Fed defied market expectations with its decision to delay tapering. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but equities and other so-called “risk assets” resumed their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the long-awaited taper announcement ultimately came in mid-December, the Fed reduced the amount of its monthly asset purchases but at the same time extended its time horizon for maintaining low short-term interest rates. Markets reacted positively, as this move signaled the Fed’s perception of real improvement in the economy and investors were finally relieved from the tenacious anxiety that had gripped them for quite some time.

Investors’ risk appetite diminished in the new year. Heightened volatility in emerging markets and mixed US economic data caused global equities to weaken in January while bond markets found renewed strength. While tighter global liquidity was an ongoing headwind for developing countries, financial troubles in Argentina and Turkey launched a sharp sell-off in a number of emerging market currencies. Unexpectedly poor economic data out of China added to the turmoil. In the US, most indicators continued to signal a strengthening economy; however, stagnant wage growth raised concerns about the sustainability of the overall positive momentum. US stocks underperformed other developed equity markets as a number of disappointing corporate earnings reports prompted investors to take advantage of lower valuations abroad.

While accommodative monetary policy was the main driver behind positive market performance over the period, it was also the primary cause of volatility and uncertainty. Developed market stocks were the strongest performers for the six- and 12-month periods ended January 31. In contrast, emerging markets were weighed down by uneven growth, high debt levels and severe currency weakness. Rising interest rates pressured US Treasury bonds and other high-quality fixed income sectors, including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, benefited from income-oriented investors’ search for yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While accommodative monetary policy was the main driver behind positive market performance over the period, it was also the primary cause of volatility and uncertainty.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2014
	6-month	12-month
US large cap equities (S&P 500® Index)	6.85%	21.52%
US small cap equities (Russell 2000® Index)	8.88	27.03
International equities (MSCI Europe, Australasia, Far East Index)	7.51	11.93
Emerging market equities (MSCI Emerging Markets Index)	(0.33)	(10.17)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.77	(2.97)
US investment grade bonds (Barclays US Aggregate Bond Index)	1.78	0.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.13	(1.10)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	4.70	6.76
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2014

Municipal Market Conditions

In the earlier months of 2013, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and seeking tax-exempt investments in light of higher US tax rates that became effective at the turn of the year. Investors moved into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

However, market conditions turned less favorable in May when the US Federal Reserve initially mentioned the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). Further signals from the Fed alluding to a retrenchment of asset purchases led to rising interest rates and waning municipal bond performance in June. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows in the last six months of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended January 31, 2014, net outflows were approximately $62.8 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended January 31, 2014 remained relatively strong at $322 billion (but meaningfully lower than the $389 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable municipal issuance was up approximately 15% year-over-year.

S&P Municipal Bond Index
Total Returns as of January 31, 2014
6 months: 3.13%
12 months: (1.10)%

A Closer Look at Yields

From January 31, 2013 to January 31, 2014, muni yields increased by 99 basis points (“bps”) from 2.86% to 3.85% on AAA-rated 30-year municipal bonds, while increasing 71 bps from 1.82% to 2.53% on 10-year bonds and rising another 31 bps from 0.79% to 1.10% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 103 bps and the spread between 2- and 10-year maturities widened by 75 bps.

During the same time period, US Treasury rates rose by 43 bps on 30-year and 66 bps on 10-year bonds, while moving up 61 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short end of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this tepid economic environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (VRDP Shares and VMTP Shares are collectively referred to as “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less its total accrued liabilities). In addition, each Fund with VRDP or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of January 31, 2014, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUC	39%
MUJ	39%
MFT	39%
MIY	39%
MJI	38%
MPA	38%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	5

Fund Summary as of January 31, 2014	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 6.58% based on market price and 7.66% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 8.06% based on market price and 6.82% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s exposure to bonds with longer maturities, which tend to have higher durations (greater sensitivity to interest rate movements), contributed positively to performance as tax-exempt rates declined during the period. (Bond prices rise when rates fall.) Security selection had a positive impact on returns as the Fund’s holdings of high-quality school district issues performed well due to continued improvement in the State of California’s finances. Holdings of securities in the education and utilities sectors also added to results. Leverage on the Fund’s assets achieved through the use of tender option bonds amplified the positive effect of falling rates on performance.

•

While the Fund’s cash reserves were generally maintained at a minimal level, to the extent reserves were held, the cash holdings added little in the form of additional yield and provided no price appreciation in a generally positive period for the municipal market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2014 ($13.74)[1]	6.24%
Tax Equivalent Yield[2]	12.72%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of January 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.74	$13.31	3.23%	$14.02	$12.63
Net Asset Value	$15.14	$14.52	4.27%	$15.17	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	39%	36%
Utilities	22	24
Transportation	12	11
Education	10	13
Health	10	10
State	7	6

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	9%	12%
AA/Aa	78	75
A	13	13

[1]	Using the higher of Standard & Poor’s (‘‘S&P”) or Moody’s Investors Service (‘‘Moody’s”) ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	3%
2015	8
2016	11
2017	14
2018	12

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	7

Fund Summary as of January 31, 2014	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 5.31% based on market price and 7.01% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 4.50% based on market price and 6.00% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its portfolio of New Jersey state tax-exempt municipal bonds. The Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on returns as municipal interest rates declined during the period. (Bond prices rise when rates fall.) Exposure to longer-dated bonds added to returns as the municipal yield curve flattened (i.e., longer-term rates fell more than shorter-term rates). Additionally, the Fund’s exposure to zero-coupon bonds boosted results as these bonds generally outperformed the broader market during the period.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2014 ($13.54)[1]	6.56%
Tax Equivalent Yield[2]	12.73%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.54	$13.30	1.80%	$13.79	$12.52
Net Asset Value	$15.01	$14.51	3.45%	$15.05	$13.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
State	24%	27%
Transportation	23	21
Education	16	15
County/City/Special District/School District	14	13
Health	13	11
Housing	6	7
Utilities	3	5
Corporate	1	1

Credit Quality Allocation[1]	1/31/14		7/31/13
AAA/Aaa	10%		9%
AA/Aa	42		46
A	41		38
BBB/Baa	7		7
Not Rated	—	[2]	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	8
2016	3
2017	8
2018	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	9

Fund Summary as of January 31, 2014	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 9.65% based on market price and 6.73% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 7.76% based on market price and 5.69% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from its holdings in the State of California. The continued improvement in the State’s economy was the catalyst for the price appreciation in these bonds. Additionally, as the municipal yield curve flattened during the period (i.e., rates on longer-dated bonds fell more than rates on shorter-dated securities), the Fund’s longer-dated holdings in health care, education and transportation experienced the strongest price appreciation. (Bond prices rise when rates fall.)

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2014 ($12.93)[1]	6.59%
Tax Equivalent Yield[2]	11.64%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of January 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$12.93	$12.20	5.98%	$13.02	$11.80
Net Asset Value	$14.04	$13.61	3.16%	$14.07	$13.01

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
Transportation	36%	27%
Utilities	21	23
County/City/Special District/School District	17	20
Health	11	11
State	8	10
Education	3	6
Housing	2	1
Tobacco	2	2

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	5%	9%
AA/Aa	65	64
A	29	27
BBB/Baa	1	—	[2]
Not Rated	—	—	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	Representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	—
2015	1%
2016	2
2017	2
2018	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	11

Fund Summary as of January 31, 2014	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 7.95% based on market price and 5.85% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 3.25% based on market price and 4.82% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its portfolio of Michigan state tax-exempt municipal bonds. The Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on returns as municipal interest rates declined during the period. (Bond prices rise when rates fall.) Exposure to longer-dated bonds added to returns as the municipal yield curve flattened (i.e., longer-term rates fell more than shorter-term rates). Additionally, the Fund’s exposure to the education sector boosted results as these bonds generally outperformed the broader market during the period.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2014 ($13.09)[1]	6.78%
Tax Equivalent Yield[2]	12.51%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per common share, declared on February 3, 2014, was decreased to $0.074 per share. The yield on closing market price, current monthly distribution per common share and current annualized distribution per common share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.09	$12.57	4.14%	$13.15	$11.94
Net Asset Value	$14.46	$14.16	2.12%	$14.50	$13.36

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	24%	25%
Education	20	17
Health	15	14
Utilities	12	12
State	11	13
Transportation	9	10
Housing	6	6
Corporate	3	3

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	1%	1%
AA/Aa	71	70
A	28	29

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	9%
2015	7
2016	7
2017	7
2018	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	13

Fund Summary as of January 31, 2014	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 4.64% based on market price and 7.31% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 4.50% based on market price and 6.00% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Contributing positively to performance was the Fund’s income generated from coupon payments on its portfolio of New Jersey state tax-exempt municipal bonds. The Fund’s duration exposure (sensitivity to interest rate movements) had a positive impact on returns as municipal interest rates declined during the period. (Bond prices rise when rates fall.) Exposure to longer-dated bonds added to returns as the municipal yield curve flattened (i.e., longer-term rates fell more than shorter-term rates). Additionally, the Fund’s exposure to zero-coupon bonds boosted results as these bonds generally outperformed the broader market during the period.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2014 ($13.42)[1]	6.62%
Tax Equivalent Yield[2]	12.85%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary
	1/31/14	7/31/13	Change	High	Low
Market Price	$13.42	$13.27	1.13%	$13.69	$12.48
Net Asset Value	$14.82	$14.29	3.71%	$14.85	$13.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
Transportation	24%	20%
State	20	24
Education	19	17
County/City/Special District/School District	13	11
Health	11	10
Housing	6	7
Utilities	4	8
Corporate	3	3

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	6%	6%
AA/Aa	42	45
A	45	42
BBB/Baa	7	7

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	9%
2015	3
2016	3
2017	10
2018	8

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	15

Fund Summary as of January 31, 2014	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2014, the Fund returned 5.18% based on market price and 6.84% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 6.31% based on market price and 5.33% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance as tax-exempt municipal rates declined during the period. (Bond prices rise when rates fall.) The Fund also benefited from income generated from coupon payments on its portfolio of Pennsylvania tax-exempt municipal bonds.

•

The Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. The Fund’s positions in Puerto Rico government-related securities were eliminated by the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2014 ($13.29)[1]	6.68%
Tax Equivalent Yield[2]	12.18%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2014

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	1/31/14	7/31/13	Change	High	Low
Market Price	$13.29	$13.07	1.68%	$13.66	$12.30
Net Asset Value	$15.07	$14.59	3.29%	$15.10	$13.94

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	1/31/14	7/31/13
County/City/Special District/School District	24%	22%
Health	17	16
State	16	17
Transportation	12	13
Education	10	11
Utilities	7	7
Housing	7	7
Corporate	7	7

Credit Quality Allocation[1]	1/31/14	7/31/13
AAA/Aaa	1%	1%
AA/Aa	72	73
A	23	22
BBB/Baa	4	4
Not Rated[2]	—	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of January 31, 2014 and July 31, 2013, the market value of these securities was $530,730 and $525,235, each representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	11
2016	11
2017	6
2018	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	17

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 111.7%
Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,735,236
County/City/Special District/School District — 36.2%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,000	10,267,830
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,054,665
Coast Community College District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	3,500	3,774,365
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,960,110
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax Measure K, Series A, 6.00%, 3/01/36	2,440	2,861,681
County of Ventura California Public Financing Authority, Refunding LRB, Series A, 5.00%, 11/01/43	6,785	6,968,399
County of Ventura Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,050	5,650,142
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,762,525
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	32,000	33,949,440
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	5,984,550
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,288,580
Kern Community College District, GO, Series C:
5.75%, 11/01/34	12,000	14,043,840
Safety Repair & Improvements, 5.25%, 11/01/32	5,715	6,399,428
Los Alamitos Unified School District, GO, Refunding, 5.25%, 8/01/39	3,700	4,038,106
Los Angeles Community Redevelopment Agency California, RB, Bunker Hill Project, Series A (AGM), 5.00%, 12/01/27	7,000	7,233,870
Orange County Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,736,775
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	10,526,500
Pajaro Valley Unified School District, GO, Refunding, Election of 2012, Series A, 5.00%, 8/01/38	5,740	6,105,925
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,441,150
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	$8,750	$9,375,275
San Diego Community College District, GO, Election of 2006 (AGM), 5.00%, 8/01/30	8,000	8,658,640
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	900	1,020,618
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A, 5.00%, 7/01/36	4,200	4,531,758
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,741,222
5.75%, 5/01/42	4,500	4,911,165
San Jose California Financing Authority, Refunding LRB, Convention Center Expansion & Renovation Project, Series A, 5.00%, 6/01/39	20,990	21,911,461
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,340,671
Southwestern Community College District, GO, Election of 2008, Series C, 5.25%, 8/01/36	2,625	2,816,468
West Contra Costa California Unified School District, GO:
Election of 2005, Series A (AGM), 5.00%, 8/01/35	10,000	10,288,400
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	5,660,362
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,470,665
Election of 2012, Series A, 5.50%, 8/01/39	2,500	2,715,700

		224,490,286
Education — 9.5%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,051,043
Gavilan Joint Community College District, GO, Election of 2004, Series D:
5.50%, 8/01/31	2,170	2,444,961
5.75%, 8/01/35	8,400	9,548,280
University of California, RB, Series L, 5.00%, 5/15/36	3,030	3,252,947
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	38,000	40,656,200

		58,953,431

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	HDA	Housing Development Authority
	AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
	AMBAC	American Municipal Bond Assurance Corp.	HUD	Department of Housing and Urban Development
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	IDB	Industrial Development Board
	BARB	Building Aid Revenue Bonds	ISD	Independent School District
	BHAC	Berkshire Hathaway Assurance Corp.	LRB	Lease Revenue Bonds
	CAB	Capital Appreciation Bonds	M/F	Multi-Family
	COP	Certificates of Participation	NPFGC	National Public Finance Guarantee Corp.
	EDA	Economic Development Authority	Q-SBLF	Qualified School Bond Loan Fund
	EDC	Economic Development Corp.	Radian	Radian Financial Guaranty
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	GAB	Grant Anticipation Bonds	S/F	Single-Family
	GARB	General Airport Revenue Bonds	Syncora	Syncora Guarantee
	GO	General Obligation Bonds

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health — 16.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
6.25%, 8/01/39	$6,305	$7,111,851
Series A, 6.00%, 8/01/30	2,305	2,639,709
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,520	8,854,495
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,275	7,367,974
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,612,880
Sutter Health, Series A, 5.25%, 11/15/46	7,500	7,579,200
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,097,843
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,700	4,112,180
Saint Joseph’s Health System, Series A, 5.00%, 7/01/37	10,000	10,372,200
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,040	3,314,786
California Statewide Communities Development Authority, RB:
5.25%, 8/01/31	2,500	2,566,450
Kaiser Permanente, Series A, 5.00%, 4/01/42	11,000	11,235,950
Kaiser Permanente, Series B, 5.25%, 3/01/45	12,505	12,592,535
California Statewide Communities Development Authority, Refunding RB, Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	6,392,995
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,250	1,382,362

		101,233,410
State — 10.2%
California State Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,270,784
California State Public Works Board, RB:
5.00%, 4/01/37	3,165	3,278,529
California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,365,084
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,239,547
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,000	5,849,500
6.00%, 4/01/35	150	171,614
6.00%, 4/01/38	28,265	32,425,325
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	13,372,190

		62,972,573
Transportation — 18.1%
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge, Series C-1, 0.94%, 4/01/45 (a)	4,400	4,348,476
City & County of San Francisco Airports Commission, Refunding RB, Second Series 34E, AMT (AGM), 5.75%, 5/01/24	5,000	5,650,450
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,115,449
City & County of San Francisco California Airports Commission, Refunding RB, AMT, Series A, 5.00%, 5/01/29	6,435	6,818,011
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Senior Series A, AMT, 5.00%, 5/15/38	2,550	2,659,523
Municipal Bonds	Par (000)	Value
California (concluded)
Transportation (concluded)
City of Los Angeles California Department of Airports, RB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	$2,590	$2,836,076
City of Los Angeles California Department of Airports, Refunding RB, Los Angeles International Airport Series A:
5.25%, 5/15/39	4,335	4,671,829
Senior, 5.00%, 5/15/40 (b)	3,750	3,933,075
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,214,560
6.25%, 3/01/34	1,400	1,576,190
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	6,977,977
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,190	9,068,377
Senior Series B, 5.75%, 7/01/39	2,650	2,953,346
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	14,926,277
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,530	20,316,278
County of San Diego California Regional Airport Authority, Refunding ARB, Sub-Series A, 5.00%, 7/01/40	4,055	4,144,088
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,154,116

		112,364,098
Utilities — 21.0%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,454,870
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,249,100
City of San Francisco California Public Utilities Commission Water, RB:
Series B, 5.00%, 11/01/30	10,000	11,024,500
Series B&C, 5.00%, 11/01/41	5,000	5,289,100
Cucamonga Valley Water District Financing Authority, RB, Water Utility, 5.00%, 9/01/37	2,500	2,650,200
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,694,520
East Bay Municipal Utility District, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/32	11,935	12,874,404
Series A (NPFGC), 5.00%, 6/01/37	6,670	7,138,300
Sub-Series A (AGM), 5.00%, 6/01/37	11,190	11,975,650
Sub-Series A (AMBAC), 5.00%, 6/01/33	5,000	5,396,850
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,655,901
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	9,500	10,057,555
Los Angeles Department of Water & Power, RB, Series A, 5.38%, 7/01/38	9,000	9,991,800
Los Angeles Department of Water & Power, Refunding RB, Series A:
5.25%, 7/01/39	16,000	17,267,680
System, 5.00%, 7/01/30	4,325	4,811,087
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,060	1,156,068
5.25%, 5/15/39	10,000	10,777,000
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,009,521

		130,474,106
Total Municipal Bonds — 111.7%		693,223,140

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	19

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California — 49.9%
County/City/Special District/School District — 27.3%
County of Alameda California Joint Powers Authority, Refunding LRB (AGM), 5.00%, 12/01/34	$13,180	$13,826,479
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	17,424,769
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	10,609,200
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	7,122,469
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	12,624,031
Election of 2003, Series E (AGM), 5.00%, 8/01/31	11,216	11,948,421
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	10,725,600
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	9,596	11,114,842
Los Angeles County Metropolitan Transportation Authority, Refunding RB, Proposition A, First Tier, Senior Series A (AMBAC), 5.00%, 7/01/35	8,997	9,390,951
Los Angeles County Sanitation Districts Financing Authority, Refunding RB, Capital Project 14 (BHAC), 5.00%, 10/01/34	7,917	8,289,808
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,652,700
San Bernardino Community College District California, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	18,929,848
San Francisco Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC):
5.00%, 7/01/30	23,100	24,101,154
5.00%, 7/01/34	2,499	2,607,634

		169,367,906
Education — 6.8%
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	11,852,390
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,546,709
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,353,760
Series O, 5.75%, 5/15/34	11,190	12,727,245

		42,480,104
Transportation — 1.7%
San Mateo County Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,391,100
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Utilities — 14.1%
City of Napa California Water System, RB, (AMBAC), 5.00%, 5/01/35	$9,100	$9,416,316
County of Sacramento California Sanitation Districts Financing Authority, RB, Sacramento Regional County Sanitation (NPFGC), 5.00%, 12/01/36	4,500	4,776,300
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	16,740	18,056,601
East Bay Municipal Utility District, RB, Sub-Series A (NPFGC), 5.00%, 6/01/35	12,070	12,587,682
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	15,889,901
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,993,350
Metropolitan Water District of Southern California, RB, Series A (AGM), 5.00%, 7/01/35	12,870	13,473,989
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,341,362

		87,535,501
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.9%		309,774,611
Total Long-Term Investments (Cost — $961,180,441) — 161.6%		1,002,997,751

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	5,813,118	5,813,118
Total Short-Term Securities (Cost — $5,813,118) — 0.9%		5,813,118
Total Investments (Cost — $966,993,559) — 162.5%		1,008,810,869
Other Assets Less Liabilities — 2.6%		16,562,329
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.2)%		(150,548,161)
VMTP Shares, at Liquidation Value — (40.9)%		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$620,825,037

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Citigroup Global Markets Inc.	$3,933,075	$(28,509)

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF California Municipal Money Fund	501,963	5,311,155	5,813,118	$203

(e)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(400)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$50,300,000	$(553,625)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,002,997,751	—	$1,002,997,751
Short-Term Securities	$5,813,118	—	—	5,813,118

Total	$5,813,118	$1,002,997,751	—	$1,008,810,869

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(553,625)	—	—	$(553,625)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$664,000	—	—	$664,000
Liabilities:
TOB trust certificates	—	$(150,520,948)	—	(150,520,948)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$664,000	$(404,520,948)	—	$(403,856,948)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	21

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 141.5%
Corporate — 2.4%
New Jersey EDA, RB, Solid Waste Disposal, Waste Management, Series A, AMT, 5.30%, 6/01/15 (a)	$2,500	$2,535,425
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project AMT:
Series A, 5.70%, 10/01/39	2,500	2,670,325
Series B, 5.60%, 11/01/34	2,150	2,312,368

		7,518,118
County/City/Special District/School District — 18.9%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,742,240
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/32	4,605	4,774,372
5.00%, 7/01/33	1,395	1,442,249
5.00%, 7/01/37	1,470	1,502,325
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/27	250	299,407
5.50%, 10/01/28	4,840	5,796,190
County of Hudson New Jersey Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	803,100
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,105,040
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	3,789,288
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,650
County of Monmouth New Jersey Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,018
5.38%, 12/01/18	5	5,018
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	2,590	2,667,286
4.00%, 3/01/30	2,590	2,650,943
4.00%, 3/01/31	2,925	2,973,701
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	450	472,653
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	5,415	5,722,139
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	1,235	1,279,164
4.25%, 3/01/35	1,300	1,337,882
4.30%, 3/01/36	1,370	1,406,702
Morristown Parking Authority, RB, (NPFGC):
5.00%, 8/01/30	1,830	1,897,088
5.00%, 8/01/33	3,000	3,089,190
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC):
5.50%, 3/01/22	3,150	3,630,595
5.50%, 3/01/21	5,890	6,785,044
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/21	2,000	2,134,700
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	620	563,921

		60,376,905
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education — 26.0%
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	$2,185	$2,406,319
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	1,200	1,317,636
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,152,534
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,772,236
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (b)	3,260	3,325,135
Rowan University, Series C (NPFGC), 5.13%, 7/01/14 (b)	3,615	3,689,107
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	10,253,103
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,790,364
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,173,430
Ramapo College, Series B, 5.00%, 7/01/37	845	884,546
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,256,275
Seton Hall University, Series D, 5.00%, 7/01/38	360	380,761
Seton Hall University, Series D, 5.00%, 7/01/43	430	444,672
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,867,844
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	912,078
William Paterson University Series C (AGC), 4.75%, 7/01/34	4,000	4,116,960
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	270,330
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/23	200	198,878
3.75%, 12/01/26	1,890	1,756,660
4.00%, 12/01/28	1,790	1,684,408
4.50%, 12/01/28	3,380	3,401,869
4.00%, 12/01/29	710	656,303
4.50%, 12/01/29	4,150	4,135,807
4.63%, 12/01/30	4,080	4,079,755
4.00%, 12/01/31	1,335	1,207,508
4.13%, 12/01/35	710	627,200
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.38%, 12/01/24	1,500	1,576,035
5.50%, 12/01/25	2,500	2,614,200
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	5,045	5,248,616
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,100	1,231,208
5.00%, 5/01/43	7,150	7,640,776
University of Medicine & Dentistry of New Jersey, COP (NPFGC), 5.00%, 6/15/14 (b)	2,000	2,035,720

		83,108,273
Health — 20.2%
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/15 (b)	10,775	11,602,951

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, RB (concluded):
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	$730	$750,039
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	6,150	6,318,818
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	3,835	3,940,271
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	4,885	5,167,988
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,035	3,176,370
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	2,130	2,292,050
5.00%, 7/01/29	510	547,077
5.50%, 7/01/31	2,880	3,106,858
AHS Hospital Corp., 6.00%, 7/01/41	3,080	3,503,592
Catholic Health East Issue, 5.00%, 11/15/33	1,375	1,420,430
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,582,830
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,592,066
Kennedy Health System, 5.00%, 7/01/42	360	362,689
Meridian Health System Obligated Group, 5.00%, 7/01/25	700	765,282
Meridian Health System Obligated Group, 5.00%, 7/01/26	1,590	1,717,979
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	1,953,879
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,010	4,247,553
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	3,560	3,711,976
St. Barnabas Health, Series A, 4.00%, 7/01/26	1,740	1,689,331
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	740	758,034
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	440	385,594

		64,593,657
Housing — 9.5%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,800	5,058,816
Capital Fund Program, Series A (AGM) (HUD), 4.70%, 11/01/25	6,120	6,350,418
M/F Housing, Series A, 4.55%, 11/01/43	3,575	3,450,447
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	935	882,444
S/F Housing, Series B, 4.50%, 10/01/30	6,920	7,123,102
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	3,420	3,116,372
M/F Housing, Series 2, 4.75%, 11/01/46	3,015	2,674,999
S/F Housing, Series T, 4.70%, 10/01/37	630	631,430
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	1,115	1,123,050

		30,411,078
State — 32.3%
Garden State Preservation Trust, RB:
CAB, Series B (AGM), 0.00%, 11/01/23 (c)	9,000	6,642,090
CAB, Series B (AGM), 0.00%, 11/01/25 (c)	10,000	6,669,700
Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	1,960	2,147,866
Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	2,730	2,991,670
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	$5,000	$6,054,300
5.25%, 11/01/21	7,705	9,333,837
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	585	596,671
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	1,180	1,204,638
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	2,000	2,041,760
Liberty State Park Project, Series C, 5.00%, 3/01/22	2,670	2,787,400
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,068,369
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,595,160
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	8,572,425
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,288,344
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	945	1,163,219
School Facilities Construction (AGC), 6.00%, 12/15/34	1,855	2,099,341
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (b)	9,000	9,468,990
School Facilities Construction, Series O, 5.25%, 3/01/15 (b)	1,420	1,497,518
School Facilities Construction, Series U, 5.00%, 9/01/37	5,000	5,234,150
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	2,000	2,093,660
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,118,170
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	943,652
Cigarette Tax, 5.00%, 6/15/28	1,520	1,587,549
Cigarette Tax, 5.00%, 6/15/29	2,000	2,071,840
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,171,290
School Facilities Construction, Series NN, 5.00%, 3/01/29	4,500	4,871,835
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,080	1,164,208

		103,479,652
Transportation — 27.8%
Delaware River Port Authority, RB, Series D (AGM), 5.00%, 1/01/40	3,700	3,839,786
Delaware River Port Authority, RB:
5.00%, 1/01/29	1,250	1,372,938
5.00%, 1/01/37	4,465	4,718,701
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	1,745	1,789,096
5.00%, 1/01/27	1,300	1,315,808
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/34	1,630	1,631,809
5.38%, 1/01/43	5,495	5,530,443
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 0.00%, 1/01/35 (d)	7,615	7,345,201
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	4,900	5,766,173
Series A (AGM), 5.25%, 1/01/29	2,000	2,317,900
Series A (AGM), 5.25%, 1/01/30	4,000	4,635,720

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey State Turnpike Authority, Refunding RB (concluded):
Series A (BHAC), 5.25%, 1/01/29	$500	$589,480
Series C (NPFGC), 6.50%, 1/01/16 (e)	255	285,087
Series C (NPFGC), 6.50%, 1/01/16 (e)	1,535	1,628,389
Series C (NPFGC), 6.50%, 1/01/16 (e)	305	340,987
Series C (NPFGC), 6.50%, 1/01/16	605	672,736
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (c)	7,210	2,025,001
CAB, Transportation System, Series A, 0.00%, 12/15/35 (c)	6,000	1,846,980
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (c)	4,050	1,517,454
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (c)	1,400	422,786
Transportation Program, Series AA, 5.00%, 6/15/33	4,300	4,528,072
Transportation System, Series A, 6.00%, 6/15/35	4,365	5,004,342
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,460,111
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,000	2,291,060
Transportation System, Series AA, 5.25%, 6/15/33	4,050	4,392,792
Transportation System, Series B, 5.50%, 6/15/31	1,425	1,564,051
Transportation System, Series B, 5.25%, 6/15/36	1,775	1,887,393
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 12/01/33	2,850	3,006,094
Port Authority of New York & New Jersey, ARB, Special Project JFK International Air Terminal LLC Project, AMT (NPFGC):
Series 6, 5.75%, 12/01/25	3,000	3,013,920
Series 6, 6.25%, 12/01/15	1,500	1,570,305
Series 8, 6.00%, 12/01/42	2,500	2,706,100
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	5,175	5,690,896
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	1,025	1,089,093
5.00%, 11/01/29	1,025	1,079,089

		88,875,793
Utilities — 4.4%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	2,000	2,088,160
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20	4,335	5,210,757
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (c):
0.00%, 9/01/28	6,600	3,429,426
0.00%, 9/01/29	6,900	3,381,207

		14,109,550
Total Municipal Bonds in New Jersey		452,473,026

Guam — 1.0%
State — 1.0%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	305	315,767
Series A, 5.13%, 1/01/42	2,500	2,557,850
Series B-1, 5.00%, 1/01/37	395	403,267

		3,276,884
Municipal Bonds	Par (000)	Value
Puerto Rico — 0.5%
Health — 0.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.50%, 11/15/20	$1,750	$1,758,890
Total Municipal Bonds — 143.0%		457,508,800

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
New Jersey — 19.4%
County/City/Special District/School District — 4.1%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,370	12,992,706
Education — 0.3%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,058,967
State — 5.1%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	11,216,695
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (g)	4,780	5,175,256

		16,391,951
Transportation — 9.9%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (g)	5,200	5,450,848
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (g)	1,900	2,020,746
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	11,456	12,095,549
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	5,500	5,650,480
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,401,390

		31,619,013
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.4%		62,062,637
Total Long-Term Investments (Cost — $498,526,736) — 162.4%		519,571,437

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (h)(i)	3,993,620	3,993,620
Total Short-Term Securities (Cost — $3,993,620) — 1.3%		3,993,620
Total Investments (Cost — $502,520,356) — 163.7%		523,565,057
Other Assets Less Liabilities — 1.1%		3,723,482
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.8)%		(34,705,889)
VRDP Shares, at Liquidation Value — (54.0)%		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$319,882,650

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Security is collateralized by municipal or US Treasury obligations.

(f)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $8,818,272.

(h)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF New Jersey Municipal Money Fund	7,170,770	(3,177,150)	3,993,620	$16

(i)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(110)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$13,832,500	$(122,165)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$519,571,437	—	$519,571,437
Short-Term Securities	$3,993,620	—	—	3,993,620

Total	$3,993,620	$519,571,437	—	$523,565,057

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(122,165)	—	—	$(122,165)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	25

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$173,000	—	—	$173,000
Liabilities:
TOB trust certificates	—	$(34,699,311)	—	(34,699,311)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	$173,000	$(207,399,311)	—	$(207,226,311)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,699,995
6.00%, 6/01/39	2,985	3,371,140
City of Madison Alabama, GO, Refunding, 5.00%, 4/01/37	375	394,691
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	352,082

		5,817,908
California — 21.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,155,843
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,321,856
California State Public Works Board, LRB:
Department of Corrections and Rehabilitation, Series F, 5.25%, 9/01/33	490	527,823
Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,117,490
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	720	799,826
5.25%, 5/01/33	560	595,375
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,727,264
6.25%, 3/01/34	1,250	1,407,313
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,550,150
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	970	1,105,790
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	2,780	2,978,659
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,079,560
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,133,883
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	3,817,736
University of California, Refunding RB:
Limited Project, Series G, 5.00%, 5/15/37 (a)	1,000	1,069,900
The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,235	2,383,695
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	407,858

		25,180,021
Colorado — 2.1%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	543,740
5.50%, 11/15/30	225	242,087
5.50%, 11/15/31	270	288,519
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,454,869

		2,529,215
Florida — 13.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	293,884
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,264,630
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	$1,000	$1,040,800
County of Manatee Florida Housing Finance Authority, RB, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	155	158,230
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	1,840	2,055,814
Series A, 5.50%, 10/01/42	2,125	2,264,209
Series B, AMT, 6.00%, 10/01/26	590	667,237
Series B, AMT, 6.00%, 10/01/27	775	867,194
Series B, AMT, 6.25%, 10/01/38	310	345,176
Series B, AMT, 6.00%, 10/01/42	410	447,002
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	831,219
Transit System Sales Surtax, 5.00%, 7/01/42	1,165	1,202,921
Water & Sewer System, Series B, 5.25%, 10/01/29	1,890	2,093,742
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,218,410
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	710	774,475

		16,524,943
Hawaii — 1.0%
State of Hawaii Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	271,975
5.25%, 8/01/26	810	877,992

		1,149,967
Illinois — 19.5%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	770	815,376
Series C, 6.50%, 1/01/41	3,680	4,192,808
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	525	544,588
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,529,640
Sales Tax Receipts, 5.25%, 12/01/36	425	442,969
Sales Tax Receipts, 5.25%, 12/01/40	2,355	2,424,896
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,118,560
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,382,081
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,073,760
5.25%, 12/01/43	2,700	2,787,750
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,699,584
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,051,982
6.00%, 6/01/28	270	299,484
State of Illinois, GO, Various Purposes:
5.50%, 7/01/33	1,500	1,591,575
5.50%, 7/01/38	280	291,682

		23,246,735
Indiana — 4.1%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	375	355,823
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	4,310	4,581,961

		4,937,784

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 2.8%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	$375	$425,325
Series A-2, 6.00%, 1/01/23	160	181,472
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,000	1,083,410
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/28	755	786,785
5.50%, 5/15/29	805	836,162

		3,313,154
Massachusetts — 1.6%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,910	1,929,253
Michigan — 5.5%
City of Detroit Michigan, RB, Water Supply System, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,822,590
City of Detroit Michigan, Refunding RB, Sewage Disposal System Senior Lien:
Series B (AGM), 7.50%, 7/01/33	660	703,435
Series C-1 (AGM), 7.00%, 7/01/27	2,285	2,431,011
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/39	1,265	1,536,874

		6,493,910
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,457,200
Mississippi — 1.5%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,480,907
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	284,188

		1,765,095
Nevada — 4.4%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,480,331
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,034,310
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,678,695

		5,193,336
New Jersey — 6.5%
New Jersey EDA, RB:
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,000	1,006,450
The Goethals Bridge Replacement Project, AMT, 5.00%, 1/01/31	530	536,180
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	330	406,204
School Facilities Construction (AGC), 6.00%, 12/15/34	670	758,252
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,465,212
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,270,739
Series AA, 5.50%, 6/15/39	1,600	1,739,024
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Rutgers - The State University of New Jersey, Refunding RB, Series J, 5.00%, 5/01/32	$545	$603,190

		7,785,251
New York — 7.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,545	1,663,702
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,293,680
New York State Thruway Authority, Refunding RB, General, Series G (AGM), 5.00%, 1/01/32	2,000	2,081,680
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,745,325

		8,784,387
Ohio — 1.9%
Ohio State Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	585	646,074
5.25%, 2/15/31	1,500	1,647,000

		2,293,074
Pennsylvania — 2.7%
Pennsylvania Higher Educational Facilities Authority, RB, Temple University, 1st Series, 5.00%, 4/01/42	1,000	1,037,950
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	2,000	2,170,120

		3,208,070
South Carolina — 5.0%
County of Charleston South Carolina, RB, Special Source, Series 2013, 5.25%, 12/01/38	1,470	1,610,576
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,008,521
6.00%, 7/01/38	1,155	1,261,710
5.50%, 7/01/41	1,000	1,057,150

		5,937,957
Texas — 19.5%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,250	2,439,990
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,022,981
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,086,640
6.00%, 11/15/36	2,055	2,355,749
5.38%, 11/15/38	1,000	1,076,750
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,100	1,215,918
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	985,557
Dallas-Fort Worth International Airport, Refunding RB, Joint Revenue, Series E, 5.50%, 11/01/27	2,500	2,733,900
Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,401,265
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	730	797,036
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,000,525

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	$1,000	$1,093,230
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,550,430
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	460,114

		23,220,085
Virginia — 1.4%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	404,229
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	1,000	1,255,880

		1,660,109
Washington — 1.6%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,089,030
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	792,345
Total Municipal Bonds in Washington		1,881,375
Total Municipal Bonds — 131.4%		156,308,829

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.3%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	1,500	1,568,580
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	760	854,235
Florida — 2.6%
County of Hillsborough Florida Aviation Authority, ARB, Tempa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,712,478
County of Lee Florida Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	315	328,595

		3,041,073
Kentucky — 1.0%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,125,616
Nevada — 7.7%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,287,521
Series B, 5.50%, 7/01/29	1,994	2,314,428
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,601,352

		9,203,301
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New Jersey — 2.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	$1,610	$1,692,723
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,063,551

		2,756,274
New York — 12.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,095	1,178,957
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 6/15/44	2,999	3,183,060
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,076,985
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	1,000	1,080,502
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,190,530
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,770	1,909,051
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,470,447

		15,089,532
Texas — 2.4%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	2,609	2,903,380
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,036,680
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.6%		37,578,671
Total Long-Term Investments (Cost — $183,307,101) — 163.0%		193,887,500

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	761,559	761,559
Total Short-Term Securities (Cost — $761,559) — 0.6%		761,559
Total Investments (Cost — $184,068,660) — 163.6%		194,649,059
Other Assets Less Liabilities — 1.0%		1,167,176
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.1)%		(20,338,717)
VMTP Shares, at Liquidation Value — (47.5)%		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$118,977,518

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$1,069,900	$68,669

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	29

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $4,647,054.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
FFI Institutional Tax-Exempt Fund	8,162,312	(7,400,753)	761,559	$311

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(110)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$13,832,500	$(58,458)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$193,887,500	—	$193,887,500
Short-Term Securities	$761,559	—	—	761,559

Total	$761,559	$193,887,500	—	$194,649,059

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(58,458)	—	—	$(58,458)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$169,000	—	—	$169,000
Liabilities:
TOB trust certificates	—	$(20,333,757)	—	(20,333,757)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$169,000	$(76,833,757)	—	$(76,664,757)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 141.6%
Corporate — 5.1%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$10,695	$13,504,791
County/City/Special District/School District — 33.8%
Adrian City School District, GO, (AGM) (a):
5.00%, 5/01/14	2,000	2,024,200
5.00%, 5/01/14	1,600	1,619,360
Anchor Bay School District, GO, Refunding (Q-SBLF):
4.13%, 5/01/25	1,275	1,337,271
4.25%, 5/01/26	1,800	1,886,526
4.38%, 5/01/27	960	1,003,738
4.50%, 5/01/29	900	936,657
Bay City School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/36	2,800	2,910,992
Birmingham City School District Michigan, GO, School Building & Site (AGM), 5.00%, 11/01/14 (a)	1,000	1,036,130
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,019,731
5.00%, 4/01/26	2,000	2,203,280
5.00%, 4/01/27	500	537,780
Chippewa Valley Schools, GO, Refunding, Unlimited Tax (Q-SBLF), 5.00%, 5/01/32	1,970	2,113,061
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	523,880
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	805,013
5.50%, 5/01/41	1,355	1,438,793
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	620,940
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,476,187
Dearborn School District, GO, Series A (Q-SBLF) (b):
5.00%, 5/01/32	930	984,377
5.00%, 5/01/33	990	1,043,044
5.00%, 5/01/34	745	782,496
Eaton Rapids Public Schools, GO, School Building & Site (AGM), 5.25%, 5/01/14 (a)	1,675	1,696,306
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,106,472
Fraser Public School District Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/25	2,000	2,080,240
Gibraltar School District Michigan, GO, School Building & Site Improvement (NPFGC) (Q-SBLF) (a):
5.00%, 5/01/14	2,940	2,975,574
5.00%, 5/01/14	710	718,591
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	650,616
5.50%, 5/01/36	1,200	1,288,020
5.50%, 5/01/41	1,575	1,672,398
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,125	1,170,135
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,290,732
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF):
5.00%, 5/01/24	1,000	1,040,120
5.00%, 5/01/25	1,525	1,586,183
5.00%, 5/01/26	1,600	1,664,192
5.00%, 5/01/35	3,000	3,098,670
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Lincoln Consolidated School District Michigan, GO, Refunding (NPFGC) (Q-SBLF), 4.63%, 5/01/28	$5,000	$5,076,000
Livonia Public Schools School District Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/14 (a)	1,000	1,012,100
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	3,090	3,154,025
Montrose Community Schools, GO (NPFGC), 6.20%, 5/01/17	830	898,458
Parchment School District, County of Kalamazoo, State of Michigan, GO, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/25	1,000	1,084,770
Pennfield School District, GO, School Building & Site (NPFGC) (a):
5.00%, 5/01/14	605	612,321
5.00%, 5/01/14	765	774,257
Plymouth-Canton Community School District, GO, School Building & Site, Series A, 4.00%, 5/01/32	1,700	1,701,853
Reed City Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	1,425	1,442,271
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.13%, 5/01/25	850	892,253
4.25%, 5/01/26	1,200	1,261,080
4.25%, 5/01/27	1,200	1,249,860
4.50%, 5/01/29	1,025	1,070,920
Southfield Public Schools Michigan, GO, School Building & Site, Series B (AGM) (Q-SBLF), 5.00%, 5/01/14 (a)	2,000	2,024,200
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/32	2,500	2,622,425
Troy School District, GO (Q-SBLF), 5.00%, 5/01/28	1,240	1,374,081
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	1,250	1,345,187
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/37	1,770	1,860,518
5.00%, 5/01/40	1,630	1,697,563
Zeeland Public Schools Michigan, GO, School Building & Site (NPFGC), 5.00%, 5/01/14 (a)	1,600	1,619,360

		89,115,207
Education — 19.5%
Grand Valley State University, RB, (NPFGC), 5.50%, 2/01/18	1,445	1,546,685
Michigan Higher Education Facilities Authority, RB, Limited Obligation, Hillsdale College Project, 5.00%, 3/01/35	1,720	1,720,344
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	4,980	5,270,334
Series C, 5.00%, 2/15/40	4,700	4,865,675
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,650	1,714,829
Oakland University, RB, General, Series A:
5.00%, 3/01/38	8,485	8,791,733
5.00%, 3/01/43	13,865	14,220,637
Saginaw Valley State University Michigan, Refunding RB, General (NPFGC):
5.00%, 7/01/14 (a)	1,935	1,973,913
5.00%, 7/01/24	165	167,892
Wayne State University, RB, Series A:
5.00%, 11/15/40	2,000	2,071,920
4.00%, 11/15/44	620	528,420

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	31

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Education (concluded)
Western Michigan University, Refunding RB, General University and College Improvements:
5.25%, 11/15/40	$2,100	$2,217,915
5.25%, 11/15/43	4,505	4,643,754
(AGM), 5.25%, 11/15/33	620	659,475
(AGM), 5.00%, 11/15/39	1,085	1,119,687

		51,513,213
Health — 24.6%
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	4,898,295
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	4,762,440
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,564,152
Michigan Finance Authority, Refunding RB:
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	1,745	1,778,120
Trinity Health Credit Group, 5.00%, 12/01/31	3,100	3,234,447
Trinity Health Credit Group, 5.00%, 12/01/35	4,100	4,209,306
Trinity Health Credit Group, 5.00%, 12/01/39	3,350	3,410,601
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,067,299
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,007,030
MidMichigan Obligated Group, Series A, 5.00%, 4/15/26	620	630,720
MidMichigan Obligated Group, Series A, 5.00%, 4/15/36	3,550	3,554,863
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	2,500	2,456,700
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,062,040
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/21	600	651,828
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/25	3,260	3,354,573
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/37	630	625,685
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	3,100	3,122,103
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,429,003
McLaren Health Care, Series A, 5.75%, 5/15/38	4,500	4,947,075
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	930	1,067,863
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,148,770
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,460	4,162,875
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series V, 8.25%, 9/01/39	1,000	1,214,920
Series W, 6.00%, 8/01/39	925	981,767
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,965	2,024,186
Sturgis Building Authority, RB, Sturgis Hospital Project (NPFGC), 4.75%, 10/01/34	475	475,185

		64,841,846
Housing — 8.8%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,010,320
Series A, 4.75%, 12/01/25	4,235	4,422,568
Municipal Bonds	Par (000)	Value
Michigan (continued)
Housing (concluded)
Michigan State HDA, RB (concluded):
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	$3,660	$3,654,656
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	9,715	8,941,589
Series A, 6.05%, 10/01/41	4,825	5,036,625

		23,065,758
State — 15.1%
Michigan State Building Authority, Refunding RB:
5.00%, 10/15/31	1,000	1,043,080
Facilities Program, Series I, 6.25%, 10/15/38	3,900	4,444,947
Facilities Program, Series I (AGC), 5.25%, 10/15/24	4,000	4,499,520
Facilities Program, Series I (AGC), 5.25%, 10/15/25	2,000	2,204,700
Facilities Program, Series I (AGC), 5.25%, 10/15/26	600	655,704
Facilities Program, Series I-A, 5.50%, 10/15/45	1,250	1,326,363
Facilities Program, Series II (AGM), 5.00%, 10/15/26	4,500	4,780,305
Michigan State Finance Authority, RB, Local Government Loan Program, Series F:
5.00%, 4/01/31	1,000	1,022,290
5.25%, 10/01/41	6,085	6,238,890
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	4,350	4,565,934
State of Michigan, COP (AMBAC), 0.00%, 6/01/22 (c)(d)	3,000	2,398,380
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/29	1,000	1,089,340
5.00%, 11/15/33	1,850	1,967,567
5.00%, 11/15/36	3,500	3,710,420

		39,947,440
Transportation — 15.1%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,818,155
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	7,525	7,944,820
5.25%, 12/01/26	6,300	6,651,477
5.00%, 12/01/34	4,435	4,411,982
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,514,360
5.75%, 12/01/26	1,000	1,128,590
5.38%, 12/01/32	8,700	9,371,292

		39,840,676
Utilities — 19.6%
City of Detroit Michigan, RB, Water Supply System, 2nd Lien, Series B (AGM), 7.00%, 7/01/36	3,000	3,149,790
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,645	1,518,022
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	6,000	5,496,780
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	10,470	9,982,412
City of Grand Rapids Michigan Sanitary Sewer System, RB:
5.00%, 1/01/37	930	999,862
4.00%, 1/01/42	1,700	1,591,251
(NPFGC), 5.00%, 7/01/14 (a)	11,385	11,613,952

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Utilities (concluded)
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	$1,970	$2,165,562
5.00%, 7/01/31	4,230	4,566,623
5.00%, 7/01/37	2,065	2,197,697
5.50%, 7/01/41	3,000	3,268,140
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	310	324,300
5.63%, 10/01/40	1,000	1,052,320
County of Genesee Michigan, GO, Water Supply System (NPFGC), 5.13%, 11/01/33	1,000	1,000,400
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	1,250	1,346,863
Pooled Project, 5.00%, 10/01/27	1,240	1,417,369

		51,691,343
Total Municipal Bonds in Michigan		373,520,274

Guam — 1.9%
State — 1.9%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	500	517,650
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	2,300	2,353,222
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	665	678,919
Section 30, Series A, 5.63%, 12/01/29	1,400	1,471,134

		5,020,925
Total Municipal Bonds — 143.5%		378,541,199

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Michigan — 17.4%
County/City/Special District/School District — 4.5%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	6,470	6,997,111
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Michigan (concluded)
County/City/Special District/School District (concluded)
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	$4,650	$4,880,826

		11,877,937
Education — 12.8%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	6,220	6,642,960
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	7,949,175
Wayne State Univeristy, RB, General, Series A, 5.00%, 11/15/40	6,190	6,412,592
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	12,839,074

		33,843,801
Health — 0.1%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	193,437
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.4%		45,915,175
Total Long-Term Investments (Cost — $412,858,591) — 160.9%		424,456,374

Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (f)(g)	616,654	616,654
Total Short-Term Securities (Cost — $616,654) — 0.2%		616,654
Total Investments (Cost — $413,475,245) — 161.1%		425,073,028
Other Assets Less Liabilities — 2.6%		6,886,096
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.9)%		(23,491,214)
VRDP Shares, at Liquidation Value — (54.8)%		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$263,867,910

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus & Co., Inc.	$2,809,917	$31,727

(c)	Security is collateralized by municipal or US Treasury obligations.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF Michigan Municipal Money Fund	479,667	136,987	616,654	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	33

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(90)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$11,317,500	$(99,953)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$424,456,374	—	$424,456,374
Short-Term Securities	$616,654	—	—	616,654

Total	$616,654	$424,456,374	—	$425,073,028

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(99,953)	—	—	$(99,953)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$145,000	—	—	$145,000
Liabilities:
TOB trust certificates	—	$(23,487,000)	—	(23,487,000)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	$145,000	$(168,087,000)	—	$(167,942,000)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 131.1%
Corporate — 5.6%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	$5,000	$5,340,650
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,075,520
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,046,150

		7,462,320
County/City/Special District/School District — 16.3%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	764,565
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM), 5.00%, 7/01/35	1,250	1,282,275
County of Essex New Jersey Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	1,011,570
County of Hudson New Jersey, COP, Refunding (NPFGC), 6.25%, 12/01/16	1,000	1,132,590
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (a)	1,000	404,050
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	267,700
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,052,520
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,473,612
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,018
5.25%, 12/01/15	5	5,018
5.00%, 12/01/17	5	5,014
5.00%, 12/01/18	5	5,013
5.00%, 12/01/19	5	5,011
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	1,060	1,091,630
4.00%, 3/01/30	1,060	1,084,942
4.00%, 3/01/31	1,200	1,219,980
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	200	210,068
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,155	2,277,232
Edgewater Borough Board of Education, GO, Refunding (AGM):
4.25%, 3/01/34	300	310,728
4.25%, 3/01/35	300	308,742
4.30%, 3/01/36	300	308,037
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC):
5.50%, 3/01/22	1,050	1,210,198
5.50%, 3/01/21	1,540	1,774,018
New Jersey State Transit Corp., COP, Federal Transit Administration Grants, Subordinate, Series A (AGM) (NPFGC), 5.00%, 9/15/21	1,000	1,067,350
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	3,600	3,274,380

		21,551,261
Education — 26.9%
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	880	969,135
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC), 5.00%, 7/01/21	$1,600	$1,756,848
Rowan University, Series C (NPFGC), 5.00%, 7/01/14 (b)	1,185	1,208,676
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	4,005,448
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	2,765	2,776,254
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,057,810
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,256,275
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	2,790	2,777,919
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,842,259
Seton Hall University, Series D, 5.00%, 7/01/38	140	148,074
Seton Hall University, Series D, 5.00%, 7/01/43	170	175,800
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,520,130
William Paterson University, Series C (AGC), 4.75%, 7/01/34	1,115	1,147,603
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
3.75%, 12/01/26	760	706,382
4.00%, 12/01/28	710	668,117
4.50%, 12/01/28	1,170	1,177,570
4.00%, 12/01/29	290	268,067
4.50%, 12/01/29	1,550	1,544,699
4.63%, 12/01/30	1,475	1,474,912
4.00%, 12/01/31	290	262,305
4.13%, 12/01/35	290	256,180
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.50%, 12/01/26	1,800	1,878,444
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	1,976,684
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	465	520,465
5.00%, 5/01/43	2,850	3,045,624

		35,421,680
Health — 15.0%
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	715	734,627
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	980	1,006,901
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	950	976,077
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	2,220	2,348,604
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,000	1,046,580
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	870	936,190
5.00%, 7/01/29	205	219,903
5.50%, 7/01/31	1,175	1,267,555
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,251,283
Catholic Health East Issue, 5.00%, 11/15/33	550	568,172

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	35

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB (concluded):
Hackensack University Medical (AGM), 4.63%, 1/01/30	$2,315	$2,362,342
Kennedy Health System, 5.00%, 7/01/42	140	141,046
Meridian Health System Obligated Group, 5.00%, 7/01/25	300	327,978
Meridian Health System Obligated Group, 5.00%, 7/01/26	2,130	2,301,444
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	1,953,879
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	440	466,066
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,300	1,355,497
St. Luke’s Warren Hospital Obligated Group, 5.00%, 8/15/34	300	307,311
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	180	157,743

		19,729,198
Housing — 10.0%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,970	2,076,222
Capital Fund Program, Series A (AGM) (HUD), 4.70%, 11/01/25	2,475	2,568,184
M/F Housing, Series A, 4.55%, 11/01/43	1,425	1,375,353
M/F Housing, Series A, AMT (NPFGC), 4.90%, 11/01/35	820	820,189
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	400	377,516
S/F Housing, Series B, 4.50%, 10/01/30	2,765	2,846,153
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	1,370	1,248,371
M/F Housing, Series 2, 4.75%, 11/01/46	1,205	1,069,112
S/F Housing, Series T, 4.70%, 10/01/37	445	446,010
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	370	372,671

		13,199,781
State — 25.7%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (a)	6,725	4,963,117
Election of 2005, Series A, 5.80%, 11/01/15 (b)	2,605	2,854,689
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (a)	2,325	1,789,041
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	225	229,489
Cigarette Tax (Radian), 5.75%, 6/15/14 (b)	785	801,391
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,148,790
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,500	8,640,335
Motor Vehicle Surcharges, Series A (NPFGC), 5.00%, 7/01/29	3,500	3,550,715
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	375	461,595
School Facilities Construction (AGC), 6.00%, 12/15/34	825	933,669
School Facilities Construction, Series KK, 5.00%, 3/01/38	630	654,929
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series U, 5.00%, 9/01/37	$3,000	$3,140,490
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	1,000	1,046,830
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	355	374,298
Cigarette Tax, 5.00%, 6/15/28	910	950,440
Cigarette Tax, 5.00%, 6/15/29	1,195	1,237,925
School Facilities Construction, Series NN, 5.00%, 3/01/29	500	541,315
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	500	538,985

		33,858,043
Transportation — 25.7%
Delaware River Port Authority, RB:
5.00%, 1/01/29	750	823,763
5.00%, 1/01/37	2,865	3,027,789
Series D, 5.05%, 1/01/35	1,430	1,507,592
Series D (AGM), 5.00%, 1/01/40	1,500	1,556,670
Delaware River Port Authority, Refunding RB, Port District Project:
5.00%, 1/01/26	700	717,689
5.00%, 1/01/27	525	531,384
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/34	660	660,733
5.38%, 1/01/43	2,235	2,249,416
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (c)	3,005	2,898,533
New Jersey State Turnpike Authority, Refunding RB, Series A (AGM), 5.25%, 1/01/29	2,000	2,317,900
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (a)	4,750	1,779,730
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (a)	2,760	833,492
Transportation Program, Series AA, 5.00%, 6/15/33	1,700	1,790,168
Transportation System, Series AA, 5.25%, 6/15/33	1,640	1,778,810
Transportation System, Series A, 6.00%, 6/15/35	2,000	2,292,940
Transportation System, Series A (AGC), 5.63%, 12/15/28	780	893,513
Transportation System, Series B, 5.50%, 6/15/31	730	801,233
Transportation System, Series B, 5.25%, 6/15/36	725	770,907
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,130,390
Special Project, JFK International Air Terminal LLC Project, Special Project, Series 8, 6.00%, 12/01/42	1,500	1,623,660
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	2,000	2,199,380
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 12/01/33	1,155	1,218,259
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/28	200	212,506
5.00%, 11/01/29	200	210,554

		33,827,011

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utilities — 5.9%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	$1,000	$1,044,080
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (d)	1,710	2,055,454
Rahway Valley Sewerage Authority, RB, CAB Series A (NPFGC) (a):
0.00%, 9/01/26	4,100	2,392,514
0.00%, 9/01/29	2,750	1,347,583
0.00%, 9/01/33	2,350	907,241

		7,746,872
Total Municipal Bonds in New Jersey		172,796,166

Guam — 1.5%
State — 1.5%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	120	124,236
Series A, 5.13%, 1/01/42	1,600	1,637,023
Series B-1, 5.00%, 1/01/37	155	158,244

		1,919,503

Puerto Rico — 3.2%
Health — 3.2%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	4,220	4,236,205
Total Municipal Bonds — 135.8%		178,951,874

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 24.0%
County/City/Special District/School District — 3.9%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	4,930	5,178,176
Education — 3.3%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	4,003	4,284,002
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
State — 4.7%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$3,300	$4,040,949
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	1,918	2,076,592

		6,117,541
Transportation — 12.1%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,100	4,297,784
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	760	808,299
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	4,089	4,316,823
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	4,500	4,623,120
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	1,952,424

		15,998,450
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.0%		31,578,169
Total Long-Term Investments (Cost — $203,307,333) — 159.8%		210,530,043

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	2,305,318	2,305,318
Total Short-Term Securities (Cost — $2,305,318) — 1.7%		2,305,318
Total Investments (Cost — $205,612,651) — 161.5%		212,835,361
Other Assets Less Liabilities — 1.1%		1,397,792
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7)%		(18,047,409)
VRDP Shares, at Liquidation Value — (48.9)%		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$131,785,744

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Security is collateralized by municipal or US Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from June 15, 2019 to September 1, 2020 is $5,098,359.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	37

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF New Jersey Municipal Money Fund	3,764,692	(1,459,374)	2,305,318	$7

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(50)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$6,287,500	$(55,529)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$210,530,043	—	$210,530,043
Short-Term Securities	$2,305,318	—	—	2,305,318

Total	$2,305,318	$210,530,043	—	$212,835,361

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(55,529)	—	—	$(55,529)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount of certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$80,000	—	—	$80,000
Liabilities:
TOB trust certificates	—	$(18,044,269)	—	(18,044,269)
VRDP Shares	—	(64,400,000)	—	(64,400,000)

Total	$80,000	$(82,444,269)	—	$(82,364,269)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments January 31, 2014 (Unaudited)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 117.8%
Corporate — 11.2%
County of Beaver IDA, Refunding RB, First Energy, Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35 (a)	$1,200	$1,225,464
County of Delaware Pennsylvania IDA, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,545,024
County of Northumberland Pennsylvania IDA, Refunding RB, Aqua Pennsylvania, Inc. Project, AMT (NPFGC), 5.05%, 10/01/39	4,500	4,514,040
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,424,215
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,629,842
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,229,508
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	5,865	5,838,373

		19,406,466
County/City/Special District/School District — 32.1%
Bristol Township School District, GO, 5.25%, 6/01/43	3,465	3,647,571
Chambersburg Area School District, GO (NPFGC):
5.25%, 3/01/26	2,115	2,238,727
5.25%, 3/01/27	2,500	2,641,525
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,233,400
(AGC), 5.00%, 8/01/24	2,000	2,179,800
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	970	1,074,760
County of Lycoming Pennsylvania, GO, Series A (AGM):
4.00%, 8/15/38	645	597,696
4.00%, 8/15/42	140	127,054
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	400	407,820
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	424,840
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,284,580
East Stroudsburg Area School District, GO, Series A:
7.75%, 9/01/17 (b)	960	1,198,934
7.75%, 9/01/27	1,040	1,233,201
Falls Township Authority, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,121,478
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	1,994,137
Marple Newtown School District, GO (AGM), 5.00%, 6/01/31	3,500	3,823,995
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,658,401
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,822,811
Philadelphia School District, GO, Refunding (BHAC), 5.00%, 6/01/34	1,000	1,046,340
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	3,300	3,565,155
Philipsburg-Osceola Pennsylvania Area School District, GO (AGM), 5.00%, 4/01/41	755	767,760
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (c)	6,145	2,914,082
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (concluded)
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	$1,880	$1,971,706
Corry Area School District, CAB, 0.00%, 12/15/22 (c)	1,640	1,188,262
Corry Area School District, CAB, 0.00%, 12/15/23 (c)	1,980	1,356,894
Corry Area School District, CAB, 0.00%, 12/15/24 (c)	1,980	1,285,099
Corry Area School District, CAB, 0.00%, 12/15/25 (c)	1,770	1,086,072
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,200	1,233,564
School District Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	1,500	1,575,750

		55,701,414
Education — 6.9%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 8/15/26	100	107,647
East Hempfield Township IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/35	385	371,733
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,541,640
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,195	1,093,664
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	2,883,127
La Salle University, 5.00%, 5/01/37	765	762,858
State System of Higher Education, Series AL, 5.00%, 6/15/35	1,780	1,875,070
Thomas Jefferson University, 4.00%, 3/01/37	375	342,176
Thomas Jefferson University, 5.00%, 3/01/42	310	316,935
Widener University, Series A, 5.25%, 7/15/33	1,360	1,386,357
Widener University, Series A, 5.50%, 7/15/38	340	348,554
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	897,786

		11,927,547
Health — 21.2%
Centre County Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	2,020	2,322,758
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,430,040
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	765	785,754
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	530,730
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,137,151
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	490	501,549
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	295	261,470
Series A-1, 6.25%, 11/15/29	235	251,657
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	690	700,357

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	39

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities (concluded):
5.00%, 11/15/28	$445	$448,573
5.00%, 11/15/29	150	150,696
Geisinger Authority Pennsylvania, RB, Health System, Series A-1, 5.13%, 6/01/41	6,270	6,484,371
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	420	427,468
5.75%, 5/01/35	745	764,810
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,600	6,730,864
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (d)	2,390	2,853,923
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/35	1,840	1,924,622
St. Mary Hospital Authority, Refunding RB, Catholic Health East, Series A, 5.00%, 11/15/27	945	1,010,035

		36,716,828
Housing — 9.6%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	1,915	1,667,735
3.70%, 10/01/42	3,435	2,941,356
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 92-A, AMT, 4.75%, 4/01/31	600	601,650
Series 96-A, AMT, 4.70%, 10/01/37	2,735	2,707,842
Series 99-A, AMT, 5.15%, 4/01/38	855	854,812
Series 110-B, 4.75%, 10/01/39	705	724,331
Series 113, 4.85%, 10/01/37	4,125	4,172,025
Philadelphia Housing Authority, RB, Capital Fund Program, Series A (AGM), 5.50%, 12/01/18	3,000	3,011,400

		16,681,151
State — 7.1%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,147,880
5.00%, 4/01/26	1,140	1,309,450
5.00%, 6/01/28	4,800	5,392,224
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	600	637,056
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	3,600	3,817,332

		12,303,942
Transportation — 18.2%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	2,500	2,547,650
AMT (AGM), 5.00%, 6/15/37	5,595	5,639,536
Delaware River Port Authority, RB:
5.00%, 1/01/37	1,970	2,081,935
Series D (AGM), 5.00%, 1/01/40	1,560	1,618,937
Pennsylvania Turnpike Commission, RB:
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/37	705	734,631
Motor License Fund, Enhanced Turnpike, Special Sub-Series A, 5.00%, 12/01/42	2,100	2,155,986
Series A (AMBAC), 5.25%, 12/01/32	350	353,101
Series A (AMBAC), 5.50%, 12/01/31	7,800	8,055,138
Sub-Series A, 6.00%, 12/01/41	700	759,542
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Transportation (concluded)
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B (AGM), 5.25%, 6/01/39	$3,500	$3,644,900
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,570	1,672,961
5.00%, 6/01/29	2,080	2,204,176

		31,468,493
Utilities — 11.5%
Allegheny County Sanitary Authority, RB, 5.25%, 12/01/41	1,215	1,274,863
Allegheny County Sanitary Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,246,200
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,309,174
9th Series, 5.25%, 8/01/40	1,430	1,458,371
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	700	740,600
Series C (AGM), 5.00%, 8/01/40	3,000	3,085,440
County of Bucks Pennsylvania Water & Sewer Authority, RB, Water System (AGM), 5.00%, 12/01/41	150	157,523
Delaware County Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	350	375,977
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,429,727
Reading Area Water Authority Pennsylvania, RB (AGM), 5.00%, 12/01/27	2,680	2,876,819

		19,954,694
Total Municipal Bonds in Pennsylvania		204,160,535

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Section 30, Series A, 5.63%, 12/01/29	805	845,902
Total Municipal Bonds — 118.3%		205,006,437

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Pennsylvania — 40.2%
County/City/Special District/School District — 5.1%
County of Erie Pennsylvania Conventional Center Authority, RB, 5.00%, 1/15/36	8,850	8,890,689
Education — 9.2%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	8,845	8,909,388
University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	4,270	4,644,949
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,467,347

		16,021,684
Health — 6.2%
Geisinger Authority Pennsylvania, RB, Health System, Series A:
5.13%, 6/01/34	2,500	2,589,975
5.25%, 6/01/39	3,128	3,244,314

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Pennsylvania (concluded)
Health (concluded)
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	$4,680	$4,834,954

		10,669,243
Housing — 1.7%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	3,000	2,886,990
State — 18.0%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	5,203	5,935,126
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	10,000	10,603,700
State Public School Building Authority, Refunding RB, School District of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	14,026	14,734,545

		31,273,371
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.2%		69,741,977
Total Long-Term Investments (Cost — $267,846,868) — 158.5%		274,748,414
Short-Term Securities	Shares	Value
BIF Pennsylvania Municipal Money Fund, 0.00% (f)(g)	1,526,466	$1,526,466
Total Short-Term Securities (Cost — $1,526,466) — 0.9%		1,526,466
Total Investments (Cost — $269,373,334) — 159.4%		276,274,880
Other Assets Less Liabilities — 1.4%		2,361,587
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.5)%		(39,006,545)
VRDP Shares, at Liquidation Value — (38.3)%		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$173,329,922

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Security is collateralized by municipal or US Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended January 31, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2013	Net Activity	Shares Held at January 31, 2014	Income
BIF Pennsylvania Municipal Money Fund	3,198,164	(1,671,698)	1,526,466	—

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of January 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(220)	10-Year US Treasury Note	Chicago Board of Trade	March 2014	$27,665,000	$(204,863)

•

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	41

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of January 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$274,748,414	—	$274,748,414
Short-Term Securities	$1,526,466	—	—	1,526,466

Total	$1,526,466	$274,748,414	—	$276,274,880

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(204,863)	—	—	$(204,863)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carry amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of January 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$353,000	—	—	$353,000
Liabilities:
TOB trust certificates	—	$(38,999,653)	—	(38,999,653)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	$353,000	$(105,299,653)	—	$(104,946,653)

There were no transfers between levels during the six months ended January 31, 2014.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Assets and Liabilities

January 31, 2014 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,002,997,751	$519,571,437	$193,887,500	$424,456,374	$210,530,043	$274,748,414
Investments at value — affiliated[2]	5,813,118	3,993,620	761,559	616,654	2,305,318	1,526,466
Cash pledged for financial futures contracts	664,000	173,000	169,000	145,000	80,000	353,000
Interest receivable	14,430,262	4,509,220	2,207,314	5,042,645	1,644,221	2,877,184
Investments sold receivable	7,619,374	708,245	—	5,829,613	289,283	—
Deferred offering costs	128,488	334,476	45,155	261,420	224,952	203,750
Prepaid expenses	71,053	29,251	14,129	19,990	19,511	16,159

Total assets	1,031,724,046	529,319,249	197,084,657	436,371,696	215,093,328	279,724,973

Accrued Liabilities
Income dividends payable — Common Shares	2,931,678	1,576,638	601,596	1,350,419	658,239	851,328
TOB trust payable	2,500,000	—	500,000	—	—	—
Investments purchased payable	—	—	—	2,778,191	—	—
Investment advisory fees payable	475,277	225,792	82,493	181,555	89,866	116,987
Variation margin payable on financial futures contracts	118,748	32,656	32,655	26,718	14,844	65,312
Officer’s and Directors’ fees payable	215,561	4,505	1,912	3,812	1,990	2,616
Interest expense and fees payable	27,213	6,578	4,960	4,214	3,140	6,892
Other accrued expenses payable	109,584	191,119	49,766	71,877	95,236	52,263

Total accrued liabilities	6,378,061	2,037,288	1,273,382	4,416,786	863,315	1,095,398

Other Liabilities
TOB trust certificates	150,520,948	34,699,311	20,333,757	23,487,000	18,044,269	38,999,653
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000		—	—

Total other liabilities	404,520,948	207,399,311	76,833,757	168,087,000	82,444,269	105,299,653

Total liabilities	410,899,009	209,436,599	78,107,139	172,503,786	83,307,584	106,395,051

Net Assets Applicable to Common Shareholders	$620,825,037	$319,882,650	$118,977,518	$263,867,910	$131,785,744	$173,329,922

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$586,118,912	$299,227,040	$118,064,506	$261,346,054	$125,364,272	$170,192,992
Undistributed net investment income	8,605,398	5,114,898	1,934,182	2,694,429	2,505,429	1,913,193
Accumulated net realized loss	(15,162,958)	(5,381,824)	(11,543,111)	(11,670,403)	(3,251,138)	(5,472,946)
Net unrealized appreciation/depreciation	41,263,685	20,922,536	10,521,941	11,497,830	7,167,181	6,696,683

Net Assets Applicable to Common Shareholders	$620,825,037	$319,882,650	$118,977,518	$263,867,910	$131,785,744	$173,329,922

Net asset value per Common Share	$15.14	$15.01	$14.04	$14.46	$14.82	$15.07

[1] Investments at cost — unaffiliated	$961,180,441	$498,526,736	$183,307,101	$412,858,591	$203,307,333	$267,846,868
[2] Investments at cost — affiliated	$5,813,118	$3,993,620	$761,559	$616,654	$2,305,318	$1,526,466
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663
Par value $0.10 per share	2,540	1,727	—	1,446	644	—
[4] Preferred Shares authorized	18,140	9,847	1,000,565	8,046	3,584	1,000,663
[5] Common Shares outstanding	41,002,483	21,305,921	8,473,184	18,248,909	8,895,127	11,504,433
[6] Par value per Common Share	$0.10	$0.10	$0.10	$0.10	$0.10	$0.10
[7] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	43

Statements of Operations

Six Months Ended January 31, 2014 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$21,964,098	$11,732,539	$4,582,087	$9,915,392	$4,916,515	$6,272,541
Income — affiliated	203	16	311	—	7	—

Total income	21,964,301	11,732,555	4,582,398	9,915,392	4,916,522	6,272,541

Expenses
Investment advisory	2,805,252	1,432,293	488,671	1,071,803	527,735	689,918
Liquidity fees	—	576,358	—	—	214,925	—
Professional	56,884	37,066	27,570	35,477	27,926	30,274
Accounting services	64,501	39,474	17,404	32,020	18,500	22,823
Remarketing fees on Preferred Shares	—	87,060	—	—	32,465	—
Officer and Directors	36,179	15,557	5,585	12,770	6,232	8,229
Transfer agent	20,303	15,716	11,610	15,465	11,136	14,216
Custodian	21,534	13,851	7,046	12,374	6,545	8,002
Printing	8,447	6,040	4,081	5,541	4,209	4,478
Registration	6,665	4,342	4,349	4,337	4,416	4,342
Miscellaneous	42,712	34,124	30,853	35,381	31,652	30,849

Total expenses excluding interest expense, fees and amortization of offering costs	3,062,477	2,261,881	597,169	1,225,168	885,741	813,131
Interest expense, fees and amortization of offering costs[1]	1,883,714	358,121	406,417	813,301	155,139	469,186

Total expenses	4,946,191	2,620,002	1,003,586	2,038,469	1,040,880	1,282,317
Less fees waived by Manager	(255,026)	(120,253)	(212)	(80)	(1,356)	(77)

Total expenses after fees waived	4,691,165	2,499,749	1,003,374	2,038,389	1,039,524	1,282,240

Net investment income	17,273,136	9,232,806	3,579,024	7,877,003	3,876,998	4,990,301

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(6,625,877)	(4,380,120)	(4,229,940)	(7,075,021)	(2,172,297)	(2,032,537)
Financial futures contracts	39,559	68,608	63,138	56,141	31,189	93,974

	(6,586,318)	(4,311,512)	(4,166,802)	(7,018,880)	(2,141,108)	(1,938,563)

Net change in unrealized appreciation/depreciation on:
Investments	33,012,990	15,485,711	7,945,911	13,073,857	7,011,104	7,733,889
Financial futures contracts	(553,625)	(122,165)	(58,458)	(99,953)	(55,529)	(204,863)

	32,459,365	15,363,546	7,887,453	12,973,904	6,955,575	7,529,026

Total realized and unrealized gain	25,873,047	11,052,034	3,720,651	5,955,024	4,814,467	5,590,463

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$43,146,183	$20,284,840	$7,299,675	$13,832,027	$8,691,465	$10,580,764

[1] Related to TOBs, VMTP Shares, and/or VRDP Shares.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$17,273,136	$35,078,128	$9,232,806	$18,297,716
Net realized gain (loss)	(6,586,318)	4,123,267	(4,311,512)	640,240
Net change in unrealized appreciation/depreciation	32,459,365	(78,639,908)	15,363,546	(43,197,563)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	43,146,183	(39,438,513)	20,284,840	(24,259,607)

Dividends and Distributions to Common Shareholders From
Net investment income	(17,590,065)	(38,222,539)[1]	(9,459,832)	(18,910,036)[1]
Net realized gain	—	—	(107,719)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(17,590,065)	(38,222,539)	(9,567,551)	(18,910,036)

Capital Share Transactions
Reinvestment of common dividends	—	1,852,754	—	497,797

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	25,556,118	(75,808,298)	10,717,289	(42,671,846)
Beginning of period	595,268,919	671,077,217	309,165,361	351,837,207

End of period	$620,825,037	$595,268,919	$319,882,650	$309,165,361

Undistributed net investment income, end of period	$8,605,398	$8,922,327	$5,114,898	$5,341,924

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	45

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$3,579,024	$7,093,951	$7,877,003	$16,382,871
Net realized gain (loss)	(4,166,802)	563,514	(7,018,880)	630,209
Net change in unrealized appreciation/depreciation	7,887,453	(18,405,631)	12,973,904	(37,218,376)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,299,675	(10,748,166)	13,832,027	(20,205,296)

Dividends to Common Shareholders From
Net investment income	(3,609,576)	(7,217,546)[1]	(8,305,060)	(16,743,706)[1]

Capital Share Transactions
Reinvestment of common dividends	—	93,174	—	485,894

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,690,099	(17,872,538)	5,526,967	(36,463,108)
Beginning of period	115,287,419	133,159,957	258,340,943	294,804,051

End of period	$118,977,518	$115,287,419	$263,867,910	$258,340,943

Undistributed net investment income, end of period	$1,934,182	$1,964,734	$2,694,429	$3,122,486

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013	Six Months Ended January 31, 2014 (Unaudited)	Year Ended July 31, 2013

Operations
Net investment income	$3,876,998	$7,643,570	$4,990,301	$10,296,569
Net realized gain (loss)	(2,141,108)	(311,747)	(1,938,563)	141,354
Net change in unrealized appreciation/depreciation	6,955,575	(17,628,493)	7,529,026	(22,994,319)
Distributions to VRDP Shareholders from net realized gain	—	(5,857)	—	—

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,691,465	(10,302,527)	10,580,764	(12,556,396)

Dividends and Distributions to Common Shareholders From
Net investment income	(3,949,435)	(7,777,215)[1]	(5,107,968)	(10,214,489)[1]
Net realized gain	(38,170)	(254,189)[1]	—	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(3,987,605)	(8,031,404)	(5,107,968)	(10,214,489)

Capital Share Transactions
Reinvestment of common dividends	—	473,838	—	65,526

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	4,703,860	(17,860,093)	5,472,796	(22,705,359)
Beginning of period	127,081,884	144,941,977	167,857,126	190,562,485

End of period	$131,785,744	$127,081,884	$173,329,922	$167,857,126

Undistributed net investment income, end of period	$2,505,429	$2,577,866	$1,913,193	$2,030,860

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	47

Statements of Cash Flows

Six Months Ended January 31, 2014 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$43,146,183	$20,284,840	$7,299,675	$13,832,027	$8,691,465	$10,580,764
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(142,777)	264,728	45,751	(286,251)	193,998	270,778
Increase in cash pledged for financial futures contracts	(664,000)	(173,000)	(169,000)	(145,000)	(80,000)	(353,000)
Increase in prepaid expenses	(5,711)	(23,651)	(11,933)	(15,261)	(17,274)	(13,073)
Increase (decrease) in investment advisory fees payable	(13,526)	645	(5,737)	(6,922)	(812)	(6,440)
Decrease in interest expense and fees payable	(57,335)	(7,601)	(7,402)	(5,527)	(4,111)	(11,719)
Decrease in other accrued expenses payable	(59,459)	(45,233)	(12,295)	(38,565)	(13,022)	(18,782)
Increase in variation margin payable on financial futures contracts	118,748	32,656	32,655	26,718	14,844	65,312
Increase (decrease) in Officer’s and Directors’ fees payable	19,507	352	(83)	229	(5)	7
Net realized loss on investments	6,625,877	4,380,120	4,229,940	7,075,021	2,172,297	2,032,537
Net unrealized gain on investments	(33,012,990)	(15,485,711)	(7,945,911)	(13,073,857)	(7,011,104)	(7,733,889)
Amortization of premium and accretion of discount on investments	2,590,636	(134,081)	338,119	469,064	(223,730)	210,781
Amortization of deferred offering costs	51,930	3,023	24,947	2,218	2,970	2,451
Proceeds from sales of long-term investments	133,884,304	50,927,802	54,077,525	33,483,121	21,894,627	37,599,778
Purchases of long-term investments	(110,272,532)	(50,094,240)	(52,309,829)	(21,433,294)	(20,586,622)	(25,173,649)
Net proceeds from sales (purchases) of short-term securities	(5,311,155)	3,177,150	9,705,693	(136,987)	1,459,374	1,671,698

Cash provided by operating activities	36,897,700	13,107,799	15,292,115	19,746,734	6,492,895	19,123,554

Cash Used for Financing Activities
Decrease in bank overdraft	(12,651)	(8,444)	(4,529)	(7,264)	(4,566)	(5,337)
Cash receipts from TOB trust certificates	—	—	—	95,000	—	—
Cash payments for TOB trust certificates	(19,294,984)	(3,531,804)	(11,678,010)	(11,483,787)	(2,500,724)	(14,010,249)
Cash dividends paid to Common Shareholders	(17,590,065)	(9,567,551)	(3,609,576)	(8,350,683)	(3,987,605)	(5,107,968)

Cash used for financing activities	(36,897,700)	(13,107,799)	(15,292,115)	(19,746,734)	(6,492,895)	(19,123,554)

Cash
Net decrease in cash	—	—	—	—	—	—
Cash at beginning of period	—	—	—	—	—	—

Cash at end of period	—	—	—	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$1,889,119	$362,699	$388,872	$816,610	$156,280	$478,454

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,								Period July 1, 2009 to July 31, 2009		Year Ended June 30, 2009
			2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.52		$16.41		$14.27		$14.55		$13.21		$13.05		$13.84

Net investment income[1]	0.42		0.86		0.95		0.97		0.92		0.08		0.90
Net realized and unrealized gain (loss)	0.63		(1.82)		2.13		(0.33)		1.24		0.14		(0.89)
Dividends to AMPS Shareholders from net investment income	—		—		(0.01)		(0.02)		(0.03)		(0.00)[2]		(0.15)

Net increase (decrease) from investment operations	1.05		(0.96)		3.07		0.62		2.13		0.22		(0.14)

Dividends to Common Shareholders from net investment income	(0.43)		(0.93)[3]		(0.93)[3]		(0.90)[3]		(0.79)[3]		(0.06)[3]		(0.65)[3]

Net asset value, end of period	$15.14		$14.52		$16.41		$14.27		$14.55		$13.21		$13.05

Market price, end of period	$13.74		$13.31		$16.36		$13.15		$14.04		$12.18		$11.07

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	7.66%	[5]	(6.16)%		22.26%		4.88%		16.96%		1.75%	[5]	0.21%

Based on market price	6.58%	[5]	(13.71)%		32.27%		0.16%		22.40%		10.59%	[5]	(3.88)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	[6]	1.64%	[7]	1.48%	[7]	1.38%	[7]	1.23%	[7]	1.34%	[6,7,8]	1.59%	[7]

Total expenses after fees waived	1.56%	[6]	1.56%	[7]	1.39%	[7]	1.25%	[7]	1.12%	[7]	1.19%	[6,7,8]	1.40%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[9]	0.93%	[6]	0.92%	[7]	1.01%	[7,10]	1.02%	[7]	0.98%	[7]	1.06%	[6,7,8]	1.02%	[7]

Net investment income	5.73%	[6]	5.27%	[7]	6.14%	[7]	6.93%	[7]	6.52%	[7]	6.59%	[6,7,8]	7.08%	[7]

Dividends to AMPS shareholders	—		—		0.06%		0.16%		0.18%		0.23%	[6]	1.15%

Net investment income to Common Shareholders	5.73%	[6]	5.27%		6.08%		6.77%		6.34%		6.36%	[6,8]	5.93%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$620,825		$595,269		$671,077		$583,400		$594,734		$540,144		$533,256

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		—		$254,000		$254,000		$254,000		$287,375

VMTP Shares outstanding at $100,000 liquidation value, end of period (000).	$254,000		$254,000		$254,000		—		—		—		—

Portfolio turnover	10%		34%		46%		24%		25%		1%		19%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		—		$82,421		$83,538		$78,166		$71,392

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$344,419		$334,358		$364,204		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS shareholders.

[8]

Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses and amortization of offering costs were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.43%, 1.28%, 1.15%, 6.50% and 6.27%, respectively.

[9]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP shares, respectively.

[10]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	49

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.51		$16.54	$14.73		$15.19		$14.40	$14.35

Net investment income[1]	0.43		0.86	0.83		0.93		1.00	0.98
Net realized and unrealized gain (loss)	0.52		(2.00)	1.87		(0.47)		0.67	(0.11)
Dividends and distributions to AMPS shareholders from:
Net investment income	—		—	—		(0.03)		(0.03)	(0.16)
Net realized gain	—		—	—		—		(0.00)[2]	—

Net increase (decrease) from investment operations	0.95		(1.14)	2.70		0.43		1.64	0.71

Dividends and distributions to Common Shareholders from:
Net investment income	(0.44)		(0.89)[3]	(0.89)[3]		(0.89)[3]		(0.84)[3]	(0.66)[3]
Net realized gain	(0.01)		—	—		—		(0.01)[3]	—

Total dividends and distributions to Common Shareholders	(0.45)		(0.89)	(0.89)		(0.89)		(0.85)	(0.66)

Net asset value, end of period	$15.01		$14.51	$16.54		$14.73		$15.19	$14.40

Market price, end of period	$13.54		$13.30	$16.05		$13.74		$15.05	$13.38

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	7.01%	[5]	(7.19)%	18.96%		3.28%		11.95%	6.13%

Based on market price	5.31%	[5]	(12.33)%	23.76%		(2.77)%		19.37%	9.45%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.69%	[6]	1.61%	1.81%	[7]	1.21%	[7]	1.13% [7]	1.30%	[7]

Total expenses after fees waived	1.61%	[6]	1.58%	1.78%	[7]	1.17%	[7]	1.08% [7]	1.21%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	1.38%	[6,9]	1.33% [9]	1.43%	[7,9]	1.11%	[7]	1.05% [7]	1.10%	[7]

Net investment income	5.94%		5.28%	5.28%	[7]	6.36%	[7]	6.71% [7]	7.04%	[7]

Dividends to AMPS shareholders	—		—	—		0.21%		0.22%	1.13%

Net investment income to Common Shareholders	5.94%	[6]	5.28%	5.28%		6.15%		6.49%	5.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$319,883		$309,165	$351,837		$313,084		$322,681	$305,856

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$172,700	$172,700

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$172,700		$172,700	$172,700		$172,700		—	—

Portfolio Turnover	10%		10%	17%		12%		13%	9%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$71,713	$69,278

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$285,224		$279,019	$303,727		$281,288		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees, and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended January 31, 2014 and for the two years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%, 0.93% and 1.01%, respectively.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$13.61		$15.73	$13.40		$13.87		$12.83		$13.42

Net investment income[1]	0.43		0.84	0.87		0.91		0.92		0.94
Net realized and unrealized gain (loss)	0.43		(2.11)	2.32		(0.49)		0.98		(0.70)
Dividends to AMPS shareholders from net investment income	—		—	(0.01)		(0.04)		(0.04)		(0.15)

Net increase (decrease) from investment operations	0.86		(1.27)	3.18		0.38		1.86		0.09

Dividends to Common Shareholders from net investment income	(0.43)		(0.85)[2]	(0.85)[2]		(0.85)[2]		(0.82)[2]		(0.68)[2]

Net asset value, end of period	$14.04		$13.61	$15.73		$13.40		$13.87		$12.83

Market price, end of period	$12.93		$12.20	$15.47		$12.39		$14.28		$11.80

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.73%	[4]	(8.41)%	24.51%		3.20%		14.99%		1.94%

Based on market price	9.65%	[4]	(16.52)%	32.43%		(7.32)%		28.72%		7.08%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.74%	[5]	1.72%	1.58%	[6]	1.23%	[6]	1.19%	[6]	1.40%	[6]

Total expenses after fees waived	1.74%	[5]	1.72%	1.58%	[6]	1.23%	[6]	1.19%	[6]	1.37%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	1.03%	[5]	1.00%	1.08%	[6,8]	1.11%	[6]	1.09%	[6]	1.19%	[6]

Net investment income	6.19%	[5]	5.36%	5.94%	[6]	6.91%	[6]	6.80%	[6]	7.54%	[6]

Dividends to AMPS shareholders	—		—	0.08%		0.28%		0.29%		1.23%

Net investment income to Common Shareholders	6.19%	[5]	5.36%	5.86%		6.63%		6.51%		6.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$118,978		$115,287	$133,160		$113,423		$117,341		$108,434

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		$56,525		$56,525		$56,525

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500	$56,500		—		—		—

Portfolio turnover	25%		51%	43%		29%		38%		43%

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—		$75,165		$76,900		$72,961

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$310,580		$304,049	$335,681		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the Year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	51

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.16		$16.18	$14.63		$14.92		$13.93		$14.16

Net investment income[1]	0.43		0.90	0.87		0.93		0.98		1.00
Net realized and unrealized gain (loss)	0.33		(2.00)	1.61		(0.26)		0.94		(0.40)
Dividends to AMPS shareholders from net investment income	—		—	—		(0.04)		(0.05)		(0.16)

Net increase (decrease) from investment operations	0.76		(1.10)	2.48		0.63		1.87		0.44

Dividends to Common Shareholders from net investment income	(0.46)		(0.92)[2]	(0.93)[2]		(0.92)[2]		(0.88)[2]		(0.67)[2]

Net asset value, end of period	$14.46		$14.16	$16.18		$14.63		$14.92		$13.93

Market price, end of period	$13.09		$12.57	$16.05		$13.39		$14.55		$12.25

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	5.85%	[4]	(7.09)%	17.60%		4.78%		14.31%		4.66%

Based on market price	7.95%	[4]	(16.86)%	27.46%		(1.67)%		26.76%		5.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.59%	[5]	1.50%	1.72%		1.37%	[6]	1.07%	[6]	1.27%	[6]

Total expenses after fees waived	1.59%	[5]	1.50%	1.72%		1.36%	[6]	1.07%	[6]	1.25%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.96%	[5]	0.89%	1.38%	[8]	1.23%	[6]	1.03%	[6]	1.09%	[6]

Net investment income	6.14%	[5]	5.62%	5.65%		6.48%	[6]	6.72%	[6]	7.37%	[6]

Dividends to AMPS shareholders	—		—	—		0.25%		0.31%		1.19%

Net investment income to Common Shareholders	6.14%	[5]	5.62%	5.65%		6.23%		6.41%		6.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$263,868		$258,341	$294,804		$266,326		$271,609		$253,630

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$144,650		$144,650

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$144,600		$144,600	$144,600		$144,600		—		—

Portfolio turnover	6%		17%	19%		16%		15%		9%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$71,945		$68,838

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$282,481		$278,659	$303,876		$284,181		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the year ended July 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.29		$16.35	$14.53		$15.00		$14.07	$14.23

Net investment income[1]	0.44		0.86	0.82		0.91		0.98	0.96
Net realized and unrealized gain (loss)	0.53		(2.01)	1.89		(0.48)		0.94	(0.27)
Distributions to VRDP Shareholders from net realized gain	—		(0.00)[2]	—		—		—	—
Dividends and distributions to AMPS shareholders from:
Net investment income	—		—	—		(0.04)		(0.04)	(0.15)
Net realized gain	—		—	—		—		(0.01)	(0.01)

Net increase (decrease) from investment operations	0.97		(1.15)	2.71		0.39		1.87	0.53

Dividends to Common Shareholders from:
Net investment income	(0.44)		(0.88)[3]	(0.89)[3]		(0.86)[3]		(0.84)[3]	(0.67)[3]
Net realized gain	(0.00)[2]		(0.03)[3]	—		—		(0.10)[3]	(0.02)[3]

Total dividends and distributions to Common Shareholders	(0.44)		(0.91)	(0.89)		(0.86)		(0.94)	(0.69)

Net asset value, end of period	$14.82		$14.29	$16.35		$14.53		$15.00	$14.07

Market price, end of period	$13.42		$13.27	$16.31		$13.16		$14.92	$12.82

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	7.31%	[5]	(7.41)%	19.32%		3.10%		13.90%	4.94%

Based on market price	4.64%	[5]	(13.81)%	31.42%		(6.12)%		24.34%	6.22%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	[6]	1.54%	1.71%	[7]	1.13%	[7]	1.06% [7]	1.22% [7]

Total expenses after fees waived	1.63%	[6]	1.53%	1.70%	[7]	1.12%	[7]	1.05% [7]	1.21% [7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	1.39%	[6,9]	1.29% [9]	1.38%	[7,9]	1.08%	[7]	1.02% [7]	1.11% [7]

Net investment income	6.08%	[6]	5.34%	5.31%	[7]	6.32%	[7]	6.64% [7]	7.10% [7]

Dividends to AMPS shareholders	—		—	—		0.31%		0.29%	1.12%

Net investment income to Common Shareholders	6.08%	[6]	5.34%	5.31%		6.01%		6.35%	5.98%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$131,786		$127,082	$144,942		$128,481		$132,281	$123,806

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$64,475	$64,475

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$64,400		$64,400	$64,400		$64,400		—	—

Portfolio turnover	10%		11%	21%		12%		12%	8%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$76,294	$73,008

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,636		$297,332	$325,065		$299,505		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS shareholders.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended January 31, 2014 and for the two years ended July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.00%, 0.93% and 0.99%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	53

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

	Six Months Ended January 31, 2014 (Unaudited)		Year Ended July 31,
			2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of period	$14.59		$16.57	$14.97		$15.38		$14.28		$14.30

Net investment income[1]	0.43		0.90	0.85		0.92		0.92		0.93
Net realized and unrealized gain (loss)	0.49		(1.99)	1.66		(0.38)		1.02		(0.15)
Dividends to AMPS shareholders from net investment income	—		—	—		(0.03)		(0.03)		(0.14)

Net increase (decrease) from investment operations	0.92		(1.09)	2.51		0.51		1.91		0.64

Dividends to Common Shareholders from net investment income	(0.44)		(0.89)[2]	(0.91)[2]		(0.92)[2]		(0.81)[2]		(0.66)[2]

Net asset value, end of period	$15.07		$14.59	$16.57		$14.97		$15.38		$14.28

Market price, end of period	$13.29		$13.07	$15.98		$13.94		$15.26		$12.87

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	6.84%	[4]	(6.78)%	17.34%		3.84%		14.18%		5.88%

Based on market price	5.18%	[4]	(13.42)%	21.53%		(2.55)%		25.70%		9.78%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	[5]	1.53%	1.65%		1.37%	[6]	1.15%	[6]	1.27%	[6]

Total expenses after fees waived	1.53%	[5]	1.53%	1.65%		1.36%	[6]	1.15%	[6]	1.25%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.97%	[5]	0.94%	1.28%	[8]	1.14%	[6]	1.00%	[6]	1.06%	[6]

Net investment income	5.94%	[5]	5.46%	5.38%		6.24%	[6]	6.17%	[6]	6.82%	[6]

Dividends to AMPS shareholders	—		—	—		0.18%		0.22%		1.00%

Net investment income to Common Shareholders	5.94%	[5]	5.46%	5.38%		6.06%		5.95%		5.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$173,330		$167,857	$190,562		$171,938		$176,530		$163,918

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—		—		$66,350		$66,350

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$66,300		$66,300	$66,300		$66,300		—		—

Portfolio turnover	9%		8%	23%		11%		6%		18%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—		—		$91,517		$86,765

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$361,433		$353,178	$387,425		$359,333		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Funds” or individually a “Fund”), are registered under the Investment Company Act of 1940, as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as a Massachusetts business trusts. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the BlackRock Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurements, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach, generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g. financial futures contracts,) or certain borrowings (e.g. TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax

SEMI-ANNUAL REPORT	JANUARY 31, 2014	55

Notes to Financial Statements (continued)

regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended July 31, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended January 31, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invests

56	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any,) of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at January 31, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at January 31, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUC	$309,774,611	$150,520,948	0.04% - 0.12%
MUJ	$62,062,637	$34,699,311	0.04% - 0.10%
MFT	$37,578,671	$20,333,757	0.04% - 0.24%
MIY	$45,915,175	$23,487,000	0.04% - 0.19%
MJI	$31,578,169	$18,044,269	0.04% - 0.10%
MPA	$69,741,977	$38,993,653	0.05% - 0.16%

For the six months ended January 31, 2014, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$159,482,507	0.59%
MUJ	$35,496,826	0.67%
MFT	$22,487,491	0.70%
MIY	$26,162,010	0.55%
MJI	$18,451,952	0.70%
MPA	$40,605,908	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	57

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of January 31, 2014
Liabilities Derivatives
		Value
	Statements of Assets and Liabilities Location	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts	Net unrealized appreciation/depreciation[1]	$(553,625)	$(122,165)	$(58,458)	$(99,953)	$(55,529)	$(204,863)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2014
	Net Realized Gain From
	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$39,559	$68,608	$63,138	$56,141	$31,189	$93,974
	Net Change in Unrealized Depreciation on
	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$(553,625)	$(122,165)	$(58,458)	$(99,953)	$(55,529)	$(204,863)

For the six months ended January 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average number of contracts sold	400	83	91	68	38	110
Average notional value of contracts sold	$50,621,875	$10,418,633	$11,501,188	$8,254,336	$4,735,742	$13,832,500

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (‘BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUC	0.55%
MUJ	0.55%
MFT	0.50%
MIY	0.50%
MJI	0.50%
MPA	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager

58	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2014, the amounts waived were as follows:

MUC	$1,314
MUJ	$3,216
MFT	$212
MIY	$80
MJI	$1,356
MPA	$77

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2014 the waivers were:

MUC	$253,712
MUJ	$117,037

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common directors. For the six months ended January 31, 2014, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for MFT was $1,921,337.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2014 were as follows:

	Purchases	Sales
MUC	$104,293,714	$131,201,031
MUJ	$50,094,240	$51,636,047
MFT	$47,151,933	$52,403,703
MIY	$24,211,485	$37,683,728
MJI	$20,586,622	$22,183,910
MPA	$25,173,649	$37,187,245

7. Income Tax Information:

As of July 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MFT	MIY	MPA
2016	—	—	$1,401,889	—
2017	$6,504,940	—	2,031,132	$1,066,968
2018	—	$4,665,782	—	893,908
2019	—	—	—	50,303

Total	$6,504,940	$4,665,782	$3,433,021	$2,011,179

As of January 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$816,744,350	$468,242,453	$164,037,324	$390,443,110	$188,060,319	$231,238,557

Gross unrealized appreciation	$46,737,588	$24,554,495	$11,181,125	$17,776,008	$8,998,278	$9,377,821
Gross unrealized depreciation	(5,192,017)	(3,931,202)	(903,147)	(6,633,090)	(2,267,505)	(3,341,151)

Net unrealized appreciation	$41,545,571	$20,623,293	$10,277,978	$11,142,918	$6,730,773	$6,036,670

8. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or US territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into

SEMI-ANNUAL REPORT	JANUARY 31, 2014	59

Notes to Financial Statements (continued)

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2014, MUC, MIY and MPA invested a significant portion of their assets in securities in the county/city/special district/school district sector. MIY invested a significant portion of its assets in securities in the education sector. MUJ and MJI invested a significant portion of their assets in securities in the state sector. MUJ, MFT and MJI invested a significant portion of their assets in securities in the transportation sector. MUC and MFT also invested a significant portion of their assets in securities in the utilities sector. Changes in economic conditions affecting the county/city/special district/school district, education, state, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended January 31, 2014	Year Ended July 31, 2013
MUC	—	111,790
MUJ	—	29,853
MFT	—	5,789
MIY	—	29,750
MJI	—	28,723
MPA	—	3,912

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding

60	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (continued)

Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of the six months ended January 31, 2014, were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	633	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ and MJI and its respective liquidity provider is for a 364-day term and expired on June 26, 2013. MUJ and MJI renewed its respective fee agreement for an additional 364 days.

The fee agreement between MUJ, MIY, MJI and MPA and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

Date
MUJ	6/25/14
MIY	7/09/15
MJI	6/25/14
MPA	7/09/15

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2014, the VRDP Shares were assigned a long term rating of Aa2 from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of January 31, 2014, the short-term ratings of the liquidity provider and the VRDP Shares for MUJ and MJI were P-1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares for MIY and MPA were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets

SEMI-ANNUAL REPORT	JANUARY 31, 2014	61

Notes to Financial Statements (continued)

and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the six months January 31, 2014 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended January 31, 2014, were as follows:

Rate
MUJ	0.27%
MIY	1.01%
MJI	0.27%
MPA	1.01%

On June 21, 2012, MIY and MPA announced a special rate period for a three-year term ending June 24, 2015 with respect to their VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by MIY and MPA on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MIY and MPA are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MIY and MPA will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association “SIFMA” Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MIY or MPA redeem the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MIY and MPA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the six months ended January 31, 2014.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of the six months ended January 31, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2014, the VMTP Shares of MUC and MFT were assigned a long-term rating of Aa2 and Aa1, respectively, from Moody’s under its new ratings methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other

62	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Notes to Financial Statements (concluded)

things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the six months ended January 31, 2014 were as follows:

Rate
MUC	1.06%
MFT	1.06%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended January 31, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On February 28, 2014, the Boards of MUJ and MJI authorized the Funds to designate an approximate three-year period, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology (the “special rate period”). Subject to the Funds’ final determination to implement the special rate period and the receipt of required approvals from the liquidity provider and remarketing agent and other requirements, it is currently expected that the implementation and commencement of the special rate period will occur sometime in the second quarter of 2014. The implementation of the special rate period will result in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The VRDP Shares will remain subject to mandatory redemption by the Funds on the VRDP Shares’ maturity date.

Each Fund paid a net investment income dividend on March 3, 2014 to Common Shareholders of record on February 14, 2014 as follows:

Common Dividend Per Share
MUC	$0.0715
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0740
MJI	$0.0740
MPA	$0.0740

Additionally, the Funds declared a net investment income dividend on March 3, 2014 payable to Common Shareholders of record on March 14, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period February 1, 2014 to February 28, 2014 were as follows:

	Series	Dividends Declared
MUC VMTP Shares	W-7	$201,530
MUJ VRDP Shares	W-7	$31,796
MFT VMTP Shares	W-7	$44,828
MIY VRDP Shares	W-7	$109,104
MJI VRDP Shares	W-7	$11,857
MPA VRDP Shares	W-7	$50,025

SEMI-ANNUAL REPORT	JANUARY 31, 2014	63

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul. L. Audet, President1 and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President2 and Chief Executive Officer

Brendan Kyne, Vice President

Robert C. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary

[1]	For MFT and MPA.

[2]	For all Funds except MFT and MPA.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

State Street Bank and Trust Company3

Boston, MA 02110

The Bank of New York Mellon4

New York, NY 10286

Transfer Agent

Common Shares

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Liquidity Providers

Citibank, N.A.5

New York, NY 10179

Bank of America, N.A.6

New York, NY 10036

VRDP Remarketing Agents

Citigroup Global Markets Inc.5

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith Incorporated6

New York, NY 10036

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[3]	For MPA.

[4]	For all Funds except MPA.

[5]	For MIY and MPA.

[6]	For MUJ and MJI.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subjects registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	65

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2014	67

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS6-1/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –

Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Michigan Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Michigan Quality Fund, Inc.

Date: April 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Michigan Quality Fund, Inc.

Date: April 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Michigan Quality Fund, Inc.

Date: April 2, 2014

3